Exhibit 10.12

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (“Security Agreement”) dated effective October 18, 2011, is made and given by Western Capital Resources, Inc., a Minnesota corporation (the “Debtor”), to River City Equity, Inc., a Nebraska corporation (the “Secured Party”).

RECITALS:

A. The Debtor has executed and delivered to the Secured Party a Promissory Note of the same date herewith in the original principal amount of $2,000,000.00 (the “Note”).

B. As a condition to and in consideration of the advance by the Secured Party of funds pursuant to the Note, the Secured Party has required that the Debtor agree to grant to the Secured Party a security interest in certain of the Debtor’s property, as further described below.

NOW, THEREFORE, in consideration of the terms and conditions contained herein and in order to induce the Secured Party to advance funds pursuant to the Note, the Debtor hereby agrees with the Secured Party as follows:

1. Grant of Security Interest. As security for the payment and performance of the Note and this Security Agreement, the Debtor hereby agrees to grant to the Secured Party a security interest (the “Security Interest”) in all of the Debtor’s property described in Exhibit A attached hereto (the “Collateral”) upon the occurrence of any of the following events (i) the consent of WERCS (as defined in Section 5 below), (ii) the satisfaction of all secured obligations owing to WERCS, or (iii) the written request of the Secured Party (subject, however, to the consent of WERCS). Upon the earliest of the foregoing events, the Debtor will take such steps as are necessary to memorialize the Security Interest granted pursuant to this Section 1, and the remainder of this Security Agreement shall thereupon become effective.

2. Continuing Debtor Responsibility. Notwithstanding anything herein to the contrary, (a) the exercise by the Secured Party of any of its rights hereunder shall not release the Debtor from any of its duties or obligations under the terms of items included in the Collateral; and (b) the Secured Party shall have no obligation or liability as to the Collateral by reason of this Security Agreement nor shall the Secured Party be obligated to take any action to collect or enforce any claim for payment assigned hereunder.

3. Title to Collateral. The Debtor has and will maintain, so long as the Security Interest remains outstanding, title to each item of the Collateral, free and clear of all liens or other security interests, except as described in Section 5 below. The Debtor will defend the Collateral against all claims or demands of any persons contesting the Secured Party’s lien. As of the date of execution of this Security Agreement, the Debtor represents that there are no financing statements or other similar documents covering all or any part of the Collateral on file in any recording office, except such as may have been filed in connection with the Senior Indebtedness (as defined in Section 5).

4. Disposition of Collateral. The Debtor will not sell, lease, or otherwise dispose of, or discount or factor, with or without recourse, any Collateral, except sales or licenses of inventory and disposition of worn-out or obsolete property in the ordinary course of business.

5. Subordination. Notwithstanding anything to the contrary stated herein, the Security Interest shall be subordinated to any security interests granted to secure that certain indebtedness (the “Senior Indebtedness”) of Wyoming Financial Lenders, Inc. (a wholly owned subsidiary of the Debtor) in favor of WERCS (“WERCS”), including any amendments or supplements to, or replacements or extensions of, the Senior Indebtedness and its governing documents. The Secured Party hereby agrees, at its expense, to execute such additional agreements and other instruments evidencing the subordination of such security interests as may be reasonably required from time to time by WERCS.

6. Business Location. The Debtor’s place of business is accurately reflected opposite Debtor’s signature. The Debtor does business solely under its own name. The Debtor will from time to time, at the request of the Secured Party, provide the Secured Party with current lists as to the locations of the Collateral and will not permit any Collateral, or any records pertaining to the Collateral, to be located in any state or area in which a financing statement covering such Collateral would be required to be, but has not in fact been, filed in order to perfect the Security Interest.

7. Authority. There is vested in the Debtor full power and authority to execute this Security Agreement and, upon satisfaction of the terms and conditions of Section 1, to subject the Collateral to the Security Interest.

9. Further Assurances. The Debtor will, at any time after satisfaction of the terms and conditions of Section 1, execute such financing statements or other instruments and perform such acts as the Secured Party may reasonably request in writing to establish and maintain an attached and perfected Security Interest in the Collateral. The Debtor hereby authorizes the Secured Party, at any time after satisfaction of the terms and conditions of Section 1, to file one or more financing statements or continuation statements in respect of the Collateral and the Debtor shall promptly execute such documents as are required by the Secured Party for that purposes. The Debtor further agrees that it will take all further action that may be necessary or that the Secured Party may reasonably request in writing, in order to perfect and protect the Security Interest or to enable the Secured. Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

10. Action by the Secured Party. If the Debtor at any time fails to perform or observe any of the foregoing agreements, upon ten (10) days prior written notice to the Debtor, the Secured Party shall have the right, power, and authority (but not the duty) to perform or observe such agreement on behalf of and in the name of the Debtor and to take any and all other actions which the Secured Party may reasonably deem necessary to cure and correct such failure (including, without limitation, the satisfaction of liens, the execution of security agreements, and the endorsement of instruments); and the Debtor shall thereupon pay to the Secured Party on demand the amount expended by the Secured Party in connection therewith (including reasonable attorneys’ fees and costs).

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11. Notice of Loss. The Debtor will promptly notify the Secured Party of any material loss of or material damage to any item of Collateral or of any material adverse change, known to the Debtor, in any material item of the Collateral or the prospect of payment or performance thereof.

12. Lawful Use. The Debtor will use and keep the Collateral, and will require that others use and keep the Collateral, only for lawful purposes without material violation of any federal, state, or local law, statute, or ordinance.

13. Default. The Debtor shall be deemed in default under this Security Agreement upon the happening of any of the following events (each event, a “Default,” and collectively, “Defaults”):

(a) The declaration of a default by the Secured Party of indebtedness owing pursuant to the Note; or

(b) The sale or transfer by the Debtor, or any successor to the Debtor, of all or substantially all of the assets used by the Debtor in its business operations (including a transfer of such assets to a corporate or other successor to such operations, absent the Secured Party's consent); any dissolution of, or merger or consolidation involving, the Debtor or any corporate successor to the Debtor.

In the event of a Default, the Secured Party shall have the right, at its option and without demand or notice, to exercise all of the rights and remedies of a secured party under the Uniform Commercial Code or any other applicable law. The Debtor agrees in the event of any Default to pay all costs and expenses of the Secured Party, including reasonable attorneys’ fees, in the collection of the Note or the enforcement of any of the Secured Party’s rights, including the reasonable costs of sale of the Collateral. If any notice of sale, disposition or other intended action by the Secured Party is required by law to be given to the Debtor, such notice shall be deemed reasonably and properly given if mailed to the Debtor at the address specified below, or at such other address of the Debtor as may be shown on the Security Party’s records, at least ten (10) days before such sale, disposition or other intended action. Waiver of any default hereunder by the Secured Party shall not be a waiver of any other default or of the same default on a later occasion. No delay or failure by the Secured Party to exercise any right or remedy shall be a waiver of such right or remedy or shall preclude the exercise of any other right or remedy at any other time.

14. Rights and Remedies on Default. Upon acceleration of the obligation for repayment of the indebtedness represented by the Note or any other Default, the Debtor hereby appoints the Secured Party, or the Secured Party’s designee, as attorney-in-fact for the Debtor with power to endorse checks or other forms of payment or security, to receive and open mail addressed to the Debtor, to advise the post office to change the address for delivery of the Debtor’s mail to an address designated by the Secured Party, to correspond with account debtors and direct them to remit payment directly to the Secured Party and otherwise to correspond with third persons with respect to the Collateral, and otherwise to do all things necessary to carry out this Security Agreement and to enable the Secured Party to realize on its security interest in the Collateral from and after acceleration of the obligation for repayment of the indebtedness represented by the Note. The Secured Party will not be liable for any acts or commission or omission nor for any error in judgment or mistake of fact or law with respect to its exercise of its rights under the foregoing appointment as attorney-in-fact. The Secured Party’s power as attorney-in-fact, being coupled with an interest, is irrevocable so long as any obligation of the Debtor to the Secured Party remains unpaid.

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In the event of a Default which is not timely cured, upon request by the Secured Party, the Debtor shall make available all of its books and records with respect to the Collateral or any part thereof, including but not limited to names and addresses of account debtors or other parties to any contract or course of dealing which does or may constitute Collateral, and shall further make available for review the Debtor’s other books and records with respect to the Collateral. The Secured Party shall be under no obligation whatsoever to proceed first against certain of the Collateral before proceeding against any other of the Collateral or proceeding against the Debtor.

15. Costs and Expenses. The Debtor shall not be obligated to pay or reimburse the Secured Party in connection with this Security Agreement or the Note, except that the Debtor will pay or reimburse the Secured Party on demand for all out-of-pocket expenses reasonably incurred by the Secured Party in connection with (i) review of this Security Agreement, the Note and related loan documentation, in an amount not to exceed $5,000, (ii) organizational expenses, in an amount not to exceed $1,000, and (iii) the foreclosure, or enforcement of the Security Interest and the enforcement of this Security Agreement, including the reasonable costs of sale of the Collateral, and all such costs and expenses shall be part of the obligations secured by the Security Interest.

16. Indemnity. The Debtor shall indemnify, defend, and hold the Secured Party harmless from and against any and all claims, losses, and liabilities growing out of or resulting from this Security Agreement and the Security Interest created hereby or the Secured Party’s actions pursuant hereto, except claims, losses, or liabilities resulting from the Secured Party’s gross negligence or willful misconduct. Any liability of the Debtor to indemnify and hold the Secured Party harmless pursuant to the preceding sentence shall be part of the obligations secured by the Security Interest. All obligations of the Debtor under this Section 16 shall survive any termination of this Security Agreement.

17. Waivers. This Security Agreement may be waived, modified, amended, terminated, or discharged, and the Security Interest may be released, only explicitly in a writing signed by the Secured Party. A waiver so signed shall be effective only in the specific instance and only for the specific purpose given. Delay or failure to act shall not preclude the exercise or enforcement of any rights and remedies available to the Secured Party. All rights and remedies of the Secured Party shall be cumulative and may be exercised singly or in any order or sequence, or concurrently, at the Secured Party’s option, and the exercise or enforcement of any such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other. The Debtor hereby waives all requirements of law, if any, relating to the marshaling of assets which would be applicable in connection with the enforcement by the Secured Party of its remedies hereunder, absent this waiver.

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18. Secured Party’s Address. The Secured Party’s address for notices is 10631 Ridgemont Circle, Omaha NE 68136, or such other address as the Secured Party may from time to time specify.

19. Governing Law. THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS SECURITY AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEBRASKA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE MANDATORILY GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEBRASKA. THIS SECURITY AGREEMENT MAY BE ENFORCED IN ANY FEDERAL COURT OR STATE COURT SITTING IN OMAHA, NEBRASKA AND THE DEBTOR CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT.

20. Waiver of Notice and Hearing. TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEBTOR HEREBY WAIVES ALL RIGHTS TO A JUDICIAL HEARING OF ANY KIND PRIOR TO THE EXERCISE BY THE SECURED PARTY OF: (I) ITS RIGHTS TO POSSESSION OF THE COLLATERAL WITHOUT JUDICIAL PROCESS OR (II) ITS RIGHTS TO REPLEVY, ATTACH, OR LEVY UPON THE COLLATERAL WITHOUT PRIOR NOTICE OR HEARING. THE DEBTOR ACKNOWLEDGES THAT IT HAS BEEN ADVISED BY COUNSEL OF ITS CHOICE WITH RESPECT TO THIS PROVISION AND THIS SECURITY AGREEMENT.

21. Waiver of Jury Trial. THE DEBTOR AND THE SECURED PARTY, BY THEIR EXECUTION OF THIS SECURITY AGREEMENT, IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT FOR THE TRANSACTIONS CONTEMPLATED HEREBY.

22. Amendment or Modification. This Security Agreement may not be modified or amended except by a written instrument duly executed by each of the parties hereto.

23. Continuing Security Interests. This Security Agreement shall (a) upon satisfaction of the terms and conditions of Section 1, create a continuing security interest in the Collateral and shall remain in full force and effect until payment in full of the Note and any other amounts payable by the Debtor to the Secured Party hereunder and the performance by the Debtor of all of its obligations thereunder; (b) be binding upon the Debtor, its successors, and assigns; and (c) inure to the benefit of and be enforceable by the Secured Party and its successors, transferees, and assigns.

24. Termination of Security Interest. Upon payment in full of the Note and satisfaction of the other obligations of the Debtor to the Secured Party, the Security Interest, if granted pursuant to Section 1, shall terminate. Upon any such termination, the Secured Party will return to the Debtor such of the Collateral then in the possession of the Secured Party that shall not have been sold or otherwise applied pursuant to the terms hereof and execute and deliver to the Debtor such documents as the Debtor shall reasonably request to evidence such termination. Any reversion or return of Collateral upon termination of this Security Agreement and any instruments of transfer or termination shall be at the expense of the Debtor and shall be without warranty by, or recourse on, the Secured Party.

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25. Entire Agreement. This Security Agreement and the Note set forth the entire agreement and understanding of the parties hereto in respect of the Loan and supersede all prior agreements, arrangements and understandings relating to the subject matter hereof.

26. Construction. Whenever possible, each provision of this Security Agreement shall be interpreted so that it is valid under applicable law. If any provision of this Security Agreement is to any extent deemed invalid under applicable law in any jurisdiction, this Security Agreement shall remain binding upon the parties and the particular provision shall still be effective to the extent it remains valid and the entire Security Agreement shall also continue to be valid in other jurisdictions.

27. Counterparts. This Security Agreement may be executed in any number of counterparts, each of which shall constitute an original and all of which shall constitute one agreement.

28. General. All representations and warranties contained in this Security Agreement and in any other agreement between the Debtor and the Secured Party concerning the Note and the other obligations related thereto, shall survive the execution, delivery, and performance of this Security Agreement and the creation and payment of the obligations of the Debtor to the Secured Party. The Debtor waives notice of the acceptance of this Security Agreement by the Secured Party.

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IN WITNESS WHEREOF, the Debtor has caused this Security Agreement to be duly executed and delivered by a duly authorized officer as of the date first above written.

DEBTOR:

WESTERN CAPITAL RESOURCES, INC.,
a Minnesota corporation

	Address:	By:	/s/ John Quandahl
Its: President and CEO
11550 “I” Street, Suite 150
Omaha, NE 68137

SECURED PARTY:

RIVER CITY EQUITY, Inc,
a Nebraska corporation

By:	/s/ Mark Houlton
Its: President

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EXHIBIT A

Collateral

The word “Collateral” as used in this Security Agreement means the following described property, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located, in which Debtor is giving to the Secured Party a security interest for the payment of principal and interest on the Note and performance of all other obligations under the Note and this Security Agreement:

All property, assets, rights and interest in property of the Debtor, of any kind or description, tangible or intangible, whether now owned or existing or hereafter acquired or arising and wheresoever located including, but not being limited to, the following: All deposit accounts, accounts and accounts receivable of the Debtor, whether now in existence or hereafter coming into existence; all letter of credit rights; all chattel paper (whether tangible or electronic), contract rights, instruments (including promissory notes), documents, general intangibles (including, without limitation, payment intangibles, trademarks, service marks, trade names, patents, copyrights and licenses), inventory (including raw materials inventory, finished goods inventory, parts, supplies) and goods in process of the Debtor, whether now in existence or owned or hereafter coming into existence or acquired, wherever located, and all returned goods, and repossessions and replacements thereof; all vehicles, furniture, machinery and equipment now owned and hereafter acquired by the Debtor (including all embedded software); all investment property; all supporting obligations, software and commercial tort claims; all accessions, additions, replacements, and substitutions relating to any of the foregoing; all records of any kind relating to any of the foregoing; all proceeds relating to any of the foregoing (including insurance, general intangibles and accounts proceeds); all insurance policies insuring the foregoing property or any part thereof including unearned premiums and all refunds.

In addition, the word “Collateral” also includes all the following, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

(A) all accessions, attachments, accessories, replacements of and additions to any of the collateral described herein, whether added now or later;

(B) all products and produce of any of the property described in this Exhibit A;

(C) all accounts, general intangibles, instruments, rents, monies, payments, and all other rights, arising out of a sale, lease, consignment or other disposition of any of the property described in this Exhibit A;

(D) all proceeds (including insurance proceeds) from the sale, destruction, loss, or other disposition of any of the property described in this Exhibit A, and sums due from a third party who has damaged or destroyed the collateral or from that party’s insurer, whether due to judgment, settlement or other process; and

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(E) all records and data relating to any of the property described in this Exhibit A, whether in the form of a writing, photograph, microfilm, microfiche, or electronic media, together with all of the Debtor’s right, title, and interest in and to all computer software required to utilize, create, maintain, and process any such records or data on electronic media.

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